                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 21, 2007

                       NATIONAL BEEF PACKING COMPANY, LLC
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             (Exact name of registrant as specified in its charter)

           Delaware                   333-111407                48-1129505
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 (State or other jurisdiction         (Commission              (IRS Employer
       of incorporation               File Number)          Identification No.)

            12200 North Ambassador Drive, Kansas City, MO          64163
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               (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code:    (800) 449-2333
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

     Effective March 21, 2007, National Beef Packing Company, LLC (the
"Company") amended its existing senior credit facility with a consortium of three lenders. U.S. Agbank, FCB, serves as Co-Syndication Agent, Cooperatieve
Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York
Branch, serves as Documentation Agent, and Co-Bank, ACB, serves as Lead
Arranger, Co-Syndication Agent and Administrative Agent.

     The existing senior credit facility was amended by increasing the available credit under the facility by $50 million. As a result of this amendment, the
Company's term loan was increased by $40 million to $202.6 million and the revolving line of credit was increased by $10 million to $170 million. Had this amendment been in place at the end of our second quarter (February 24, 2007), our available borrowings based on the most restrictive financial covenant calculations would have been $63.9 million.

     This amendment is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01  Exhibits.

(d)  The following Exhibit is hereby filed:

Exhibit
Number                                    Description
=======        =================================================================

10.1           First Amendment to the Fifth Amended and Restated Credit
               Agreement dated as of March 21, 2007 by and among the Company and certain agents, lenders and issuers.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       National Beef Packing Company, LLC
Date:  March 27, 2007

                                       By:  /s/ Jay D. Nielsen
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                                             Jay D. Nielsen
                                             Chief Financial Officer

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